EXHIBIT 10.14

ELITE PERFORMANCE HOLDING CORP.

SUBSCRIPTION AGREEMENT

S-1 SHARES

THIS SUBSCRIPTION AGREEMENT made as of                     20____ between Elite Performance Holding Corp., a corporation organized under the laws of the State of Nevada, (the “Company”), and the undersigned (the “Subscriber” and together with each of the other subscribers in the Offering (defined below), the “Subscribers”).

WHEREAS, the Company desires to sell registered S-1 shares of its common stock (collectively, the “Shares”) (the “Offering”), at a purchase price of $0.05 per Share and per the terms set forth in the Company’s S-1 Registration Statement (as amended) which was originally filed on October 2, 2018 and declared Effective on April 23, 2019;

WHEREAS, the Subscriber is delivering simultaneously herewith a completed confidential investor questionnaire (the “Questionnaire”),

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.1. Subscription for Shares. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such aggregate amount of Shares as is set forth upon the signature page hereof; and the Company agrees to sell such Shares to the Subscriber for said purchase price subject to the Company’s right to sell to the Subscriber such lesser number of Shares as the Company may, in its sole discretion, deem necessary or desirable. The purchase price is payable by wire transfer, or certified or bank checks made payable to “ELITE PERFORMANCE HOLDING CORP.” and delivered contemporaneously with the execution and delivery of this Subscription Agreement to the Company’s address set forth above.

1.2. S-1 Registered Shares. The Subscriber acknowledges that the Shares being purchased herein are shares of common stock registered in the Company’s S-1 Registration Statement (as amended) which was originally filed on October 2, 2018 and declared Effective on April 23, 2019.

1.3. Investment Purpose. The Subscriber represents that the Shares comprising the Shares (the “Securities”) are being purchased for his or her own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the 1933 Act. The Subscriber agrees that it will not sell or otherwise transfer the Securities unless they are registered under the 1933 Act or unless an exemption from such registration is available.

1.4. Accredited Investor. The Subscriber represents and warrants that he or she is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, as indicated by its responses to the Questionnaire, and that it is able to bear the economic risk of any investment in the Shares. The Subscriber further represents and warrants that the information furnished in the Questionnaire is accurate and complete in all material respects.

1.5. RISK OF INVESTMENT. THE SUBSCRIBER RECOGNIZES THAT THE PURCHASE OF THE SHARES INVOLVES A HIGH DEGREE OF RISK INCLUDING, WITHOUT LIMITATION, ANY AND ALL RISKS DISCUSSED IN THIS SUBSCRIPTION AGREEMENT. AN INVESTMENT IN THE COMPANY AND THE SHARES MAY RESULT IN THE LOSS OF A SUBSCRIBER’S ENTIRE INVESTMENT.

(a)   Risk of Loss of Investment. An investment in the Company and the Shares offered hereby involve a high degree of risk. An investment in the Shares is suitable only for investors who can bear a loss of their entire investment.

(b)   Value of Shares is Speculative. The terms of this offering have been determined arbitrarily by the Company. There is no relationship between such terms and the Company’s assets, earnings, book value and/or any other objective criteria of value.

(c)   Dependence on Net Proceeds; No Minimum Offering. The Company is wholly dependent upon the net proceeds of this Offering to fund its operations, as more specifically described elsewhere in this Subscription Agreement. There is no commitment by any person to purchase Shares and there is no assurance that any number of Shares will be sold. Additionally, there is no minimum amount of funds that are required to be raised in order for the Company to accept subscriptions received from investors and the Company’s may terminate this Offering prior to the expiration of the Offering Period. There is no assurance that the Company will sell a sufficient number of Shares in this Offering on a timely basis or that the net proceeds after payment of debts and other obligations will be adequate for the Company’s needs.

(d)   Need for Additional Capital; Additional Private Placement. The net proceeds raised by the Company from this Offering will be used immediately to fund the Company’s current operations. The Company will therefore require significant additional financing shortly after this Offering, regardless of the net proceeds received, in order to satisfy its cash requirements. Upon completion of this offering, the Company intends to affect a registration on Form S-1 and may seek to raise additional funds in private placement transactions. However, there is no assurance that it will be able to do so in a timely manner or on terms that will enable it to enter its proposed business on a reasonable basis.

1.6 Reserved.

1.7 Information. The Subscriber acknowledges receipt and full and careful review and understanding of this Subscription Agreement and of the S-1 Registration Statement (as amended) which was originally filed on October 2, 2018 and declared Effective on April 23, 2019.

1.8 No Representations or Warranties. The Subscriber hereby represents that, except as expressly set forth in the S-1, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the Subscriber is not relying on any information other than that contained in the S-1 and the results of independent investigation by the Subscriber.

1.9 Tax Consequences. The Subscriber acknowledges that this Offering of the Shares may involve tax consequences and that the contents of the S-1 does not contain tax advice or information. The Subscriber acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Shares.

1.10 Transfer or Resale. The Subscriber understands that the Shares purchased herein were registered in the S-1 under the Securities under the 1933 Act, but that Subscriber will be required by the transfer agent or Subscriber’s brokerage firm to obtain a legal opinion from securities counsel to deposit and sell the Shares.

2.1 Organization and Qualification. The Company and its “Subsidiaries” (which for purposes of this Subscription Agreement means any entity in which the Company, directly or indirectly, owns capital stock and holds a majority or similar interest) are duly organized and validly existing in good standing under the laws of the jurisdiction in which they were organized, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted.

2.2 Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Subscription Agreement and to issue the Securities in accordance with the terms of the S-1.

3.1 Closing and Termination of Offering. Provided that the required conditions to closing set forth herein have been satisfied or waived, a closing (the “Initial Closing”) shall take place at the offices of the Company as set forth herein or at such place as may otherwise be agreed to by the Company within 30 days of the receipt of the first cleared subscriber’s funds. The Company may consummate subsequent closings of the Offering, upon mutual agreement only, each of which shall be subject to satisfaction or waiver of the conditions to closing set forth herein, and each of which shall be deemed a “Closing” hereunder.

4.1 The obligation of the Company hereunder to issue and sell Shares to the Subscriber at the Closing is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Subscriber with prior written notice thereof:

2

4.2 S-1. The Subscriber shall have executed a Questionnaire, and this Subscription Agreement and delivered the same to the Company.

4.3 Purchase Price. The Subscriber shall have paid the purchase price for the Shares being purchased by the Subscriber at the Closing in the manner set forth in Section 1.1.

4.4 Representations and Warranties. The representations and warranties of the Subscriber shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time, and the Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by the Subscriber at or prior to the Closing.

4.5 Other Matters. All opinions, certificates and documents and all proceedings related to this Offering shall be in form and content reasonably satisfactory to the Company and its legal counsel.

4.6 Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company at the address set forth in the first paragraph of this agreement, Attn. Joey Firestone, CEO.

If to the Subscriber, to its address and email or facsimile number set forth at the end of this Subscription Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change.

Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clauses (a), (b) or (c) above, respectively.

4.7 Entire Agreement; Amendment. This Subscription Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters.

4.8 Severability. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

3

4.9 Governing Law; Jurisdiction. This Agreement shall be governed by and construed solely in accordance with the internal laws of the State of Nevada with respect to contracts executed, delivered and to be fully performed therein, without regard to the conflicts of laws principles thereof. The parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising under this Agreement or the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the State of Nevada. By its execution hereof, Company and Subscriber hereby expressly and irrevocably submits to the in personam jurisdiction of the federal and state courts located in the State of Nevada and agree that any process in any such action may be served upon him or her personally, or by certified mail or registered mail upon such party or such agent, return receipt requested, with the same full force and effect as if personally served upon such party in Nevada. The parties hereto each waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

4.10 Headings. The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

4.11 Successors And Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Shares. The Company shall not assign this Subscription Agreement or any rights or obligations hereunder. Subscriber may assign some or all of its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release the Subscriber from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld.

4.12 No Third-Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

4.13 Survival. The representations and warranties of the Company and the Subscriber contained in herein shall survive the Closing for a period of twelve (12) months.

4.14 Legal Representation. The Subscriber acknowledges that: (a) it has read this Subscription Agreement and the exhibits hereto; (b) it understands that the Company has been represented in the preparation, negotiation, and execution of this Subscription Agreement by counsel to the Company; (c) it has either been represented in the preparation, negotiation, and execution of this Subscription Agreement by legal counsel of its own choice, or has chosen to forego such representation by legal counsel after being advised to seek such legal representation; and (d) it understands the terms and consequences of this Subscription Agreement and is fully aware of its legal and binding effect.

4.15 Confidentiality. The Subscriber agrees that it shall keep confidential and not divulge, furnish or make accessible to anyone, the confidential information concerning or relating to the business or financial affairs of the Company contained in the S-1 to which it has become privy by reason of this Subscription Agreement.

4.16 Counterparts. This Subscription Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

Remainder of Page Intentionally Left Blank

4

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the date first written above.

SUBSCRIBER **	CO-SUBSCRIBER **

Signature of Subscriber	Signature of Co-Subscriber

Name of Subscriber [please print]	Name of Co-Subscriber [please print]

Address of Subscriber	Address of Co-Subscriber

Social Security or Taxpayer Identification Number of Subscriber	Social Security or Taxpayer Identification Number of Co-Subscriber

Name of Holder(s) as it should appear on the security certificates* [please print]

* Please provide the exact names that you wish to see on the certificates

(1)	For individuals, print full name of subscriber.
(2)	For joint, print full name of subscriber and all co-subscribers.
(3)	For corporations, partnerships, LLC, print full name of entity, including “&,” “Co.,” “Inc.,” “etc,” “LLC,” “LP,”etc.
(4)	For Trusts, print trust name (please contact your trustee for the exact name that should appear on the certificates.)

Dollar Amount of Shares Subscribed For: $ _________________

Dollar Amount of Subscription Accepted: $ _____________________

SUBSCRIPTION ACCEPTED BY THE COMPANY ELITE PERFORMANCE HOLDING CORP.

Date:	By:
Joey Firestone, CEO

**If Subscriber is a Registered Representative with an FINRA member firm or an affiliated person of an FINRA member firm, have the acknowledgment to the right signed by the appropriate party:

The undersigned FINRA Member firm acknowledges receipt of the notice required by Rule 3040 of the FINRA Conduct Rules.

Name of FINRA Member Firm

By:
Authorized Officer

5

Exhibit B

Investor Questionnaire

This Questionnaire must be answered fully and returned along with your completed Subscription Agreement (the “Subscription Agreement”) by and between you and Elite Performance Holding Corp. (the “Company”) in connection with your prospective acquisition of the Securities (as defined in the Subscription Agreement) from the Company.

The undersigned represents and warrants that he, she or it comes within at least one category as marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Stock Subscription Agreement between the Company and the Investor(s) signatory thereto (the “Agreement”).

GENERAL INFORMATION

Name: ______________________________________________________________________________

Date of Birth: _________________________________________________________________________

Residence Address: ____________________________________________________________________

Business Address: _____________________________________________________________________

Home Telephone No.: ___________________________________________________________________

Business Telephone No: _________________________________________________________________

E-mail Address: _______________________________________________________________________

Preferred Mailing Address:                             Business                       or                               Home (check one)

Tax I.D. or Social Security Number: ________________________________________________________

Marital Status: _______________________________________________________________________

6

(1) The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below

☐	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Note: When determining net worth, you must exclude the value of your primary residence. The related amount of indebtedness secured by your primary residence up to its fair market value should also be excluded. However, indebtedness secured by your primary residence in excess of the value of your home should be considered a liability and deducted from your net worth.

☐

The undersigned is an individual (not a partnership, corporation, limited liability company, trust, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

☐	The undersigned is a director or executive officer of the Company which is selling the Securities.

☐

The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Exchange Act; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

___________________________________________________________

___________________________________________________________

☐	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940 (describe entity) .

___________________________________________________________

___________________________________________________________

☐

The undersigned is either a corporation, partnership, Massachusetts or similar business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000 (describe entity).

___________________________________________________________

___________________________________________________________

☐

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated person” as defined in Rule 506(b)(2)(ii) of the Securities Act.

7

☐

The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this category alone, each equity owner must complete a separate copy of this questionnaire (describe entity).

___________________________________________________________

☐	The undersigned is not within any of the categories above and is therefore not an accredited investor.

THE UNDERSIGNED AGREES THAT THE UNDERSIGNED WILL NOTIFY THE COMPANY AT ANY TIME ON OR PRIOR TO THE CLOSING DATE IN THE EVENT THAT THE REPRESENTATIONS AND WARRANTIES MADE BY THE UNDERSIGNED IN THIS AGREEMENT SHALL CEASE TO BE TRUE, ACCURATE AND COMPLETE.

(2) SUITABILITY (please answer each question)

(a) For an individual Investor, please describe your current employment, including the company by which you are employed, its principal business, and your title:

(b) For an individual Investor, please describe any college or graduate degrees held by you:

(c) For all Investors, please list types of prior investments:

(d) For all Investors, please state whether you have participated in other private placements before:

YES NO

8

(e)  If your answer to question (d) above was “YES”, please indicate the frequency of such prior participation in private placements of:

	Public	Private

	Companies	Companies

Frequently
Occasionally
Never

(f)  For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future?

YES                                          NO

(g) For trust, corporate, partnership and other institutional Investors, do you expect your total assets to significantly decrease in the foreseeable future?

YES                                          NO

(h) For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES                                          NO

(i) For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to subscribe?

YES                                          NO

(j) For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES                                          NO

(k)  Tax status.

☐  Head of Household     ☐ Married Filing Jointly     ☐ Married Filing Separately

☐  Other: ______________________________________________________

(l)  Investment objectives.

☐ Growth     ☐ Income     ☐ Capital Preservation     ☐ Safety of Principal

☐  Other: ______________________________________________________

(3)	MANNER IN WHICH TITLE IS TO BE HELD (circle one).

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership*
(e)	Tenants in Common
(f)	Company*
(g)	Trust*
(h)	Other *

*If Securities are being purchased by an entity, the Certificate of Signatory attached as Exhibit I hereto must also be completed.

9

(4)	FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one)?

YES                                          NO

If yes, please describe:

If the Investor is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the Rules of Fair Practice.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

10

(5)	FOR TRUST INVESTORS.

A.  Certain trusts generally may not qualify as accredited investors except under special circumstances. Therefore, if you intend to purchase the Securities in whole or in part through a trust, please answer each of the following questions.

Is the trustee of the trust a national or state bank that is acting in its fiduciary capacity in making the investment on behalf of the trust?

YES                                          NO

Does this investment in the Company exceed 10% of the trust assets?

YES                                          NO

B.  If the trust is a revocable trust, please complete Question 1 below. If the trust is an irrevocable trust, please complete Question 2 below.

1.	REVOCABLE TRUSTS

Can the trust be amended or revoked at any time by its grantors?

YES                                          NO

If yes, please answer the following questions relating to each grantor (please add sheets if necessary):

Grantor Name:

Net worth of grantor (including spouse, if applicable) exceeds $1,000,000?

Note: When determining net worth, the value of the grantor’s primary residence must be excluded. The related amount of indebtedness secured by the grantor’s primary residence up to its fair market value should also be excluded. However, indebtedness secured by the grantor’s primary residence in excess of the value of the grantor’s home should be considered a liability and deducted from the grantor’s net worth.

YES                                          NO

OR

Income (exclusive of any income attributable to spouse) was in excess of $200,000 for 2016 and 2017 and is reasonably expected to be in excess of $200,000 for 2018?

YES                                          NO

OR

Income (including income attributable to spouse) was in excess of $300,000 for 2016 and 2017 and is reasonably expected to be in excess of $300,000 for 2018?

YES                                          NO

11

2.	IRREVOCABLE TRUSTS

If the trust is an irrevocable trust, please answer the following questions: Please provide the name of each trustee: Trustee Name: Trustee Name: Does the trust have assets greater than $5 million?

YES                                          NO

Do you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company?

YES                                          NO

Indicate how often you invest in:

(i)	Marketable Securities

Often ☐ Occasionally ☐ Seldom ☐ Never ☐

(ii)	Restricted Securities

Often ☐ Occasionally ☐ Seldom ☐ Never ☐

(iii)	Venture Capital Companies

Often ☐ Occasionally ☐ Seldom ☐ Never ☐

[Signature Page follows]

12

By signing this Questionnaire, I hereby confirm the following statements:

(a) I am aware that the offering of the Securities will involve securities that are not transferable and for which no market exists, thereby requiring my investment to be maintained for an indefinite period of time.

(b) I acknowledge that any delivery to me of transactions documents relating to the Securities prior to the determination by the Company of my suitability as an investor, shall not constitute an offer of such Securities until such determination of suitability shall be made, and I agree that I shall promptly return the transaction documents to the Company upon request.

(c) My answers to the foregoing questions are, and were on any date (if any) that I previously purchased securities in the Company, true and complete to the best of my information and belief and were true on any date that I previously as of, and I will promptly notify the Company of any changes in the information I have provided.

Executed:

Dated: _____________________________

INDIVIDUAL INVESTOR:

(Print Name)	(Signature)

(Print Name of Joint Investor)	(Signature of Joint Investor)

PARTNERSHIP, CORPORATION, TRUST, LLC OR OTHER ENTITY:

(Print Name of Entity)	(Signature)

(Print Name and Title of Person Signing)

CERTIFICATE OF SIGNATORY

I, ________________________, am the __________________________ of _________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of that certain Subscription Agreement dated as of                            2020, by and between the Entity and Elite Performance Holding Corp. (the “Subscription Agreement”), and to purchase and hold the Securities (as defined in the Subscription Agreement), and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this                                 day of                                   , 2020.

(Signature)

13